UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

Date of report (Date of earliest event reported) June 25, 2014

City National Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10521		95-2568550
(Commission File Number)		(IRS Employer Identification No.)

City National Plaza
555 S. Flower Street, Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 673-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 7.01.	Regulation FD Disclosure.

On June 25, 2014, City National Corporation issued a press release announcing that its wholly-owned subsidiary, City National Bank (the “Bank”), has entered into an agreement with OneAmerica Retirement Services LLC (“OneAmerica”), whereby OneAmerica will acquire the Bank’s San Diego-based retirement services recordkeeping business.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit 99.1        Press release dated June 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

June 25, 2014	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, General Counsel
And Corporate Secretary (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 25, 2014.